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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 18, 2000



                          REGIONS FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



    Delaware                       0-6159                        63-0589368
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)



417 North 20th Street, Birmingham, Alabama                          35203
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:  (205) 944-1300
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Item 5.  Other Events

     On October 18, 2000, the registrant Regions Financial Corporation issued a Press Release and Financial Supplement reporting on its results of operations for the quarter and for the nine-month period ended September 30, 2000. The Press Release and Financial Supplement are included in this report as exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

   (c) Exhibits. The exhibits listed in the exhibit index are filed as a part of or incorporated by reference in this current report on Form 8-K.
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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           Regions Financial Corporation (Registrant)


                           By: /s/ D. Bryan Jordan
                               Executive Vice President and Comptroller


Date: October 18, 2000
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                          EXHIBIT INDEX

                                                                                 Sequential
Exhibit                                                                           Page No.

99.1      Press Release and Financial Supplement dated October 18, 2000.